Earnings/(Loss) per Share	12 Months Ended
Dec. 31, 2018
Earnings/(Loss) per Share
Earnings/(Loss) per Share

19. Earnings/(Loss) per Share

The following table sets forth the computation of basic and diluted earnings/(loss) per share for the years ended December 31 (in thousands):

	2018	2017	2016
Numerator:
Net income/(loss)	$(32,936)	$83,905	$(366,195)

Denominator (number of shares in thousands):
Basic and diluted weighted average common shares outstanding	148,719.7	109,824.3	109,801.6

The warrants issued and outstanding amounting to 15,000,000 were excluded from the diluted earnings/(loss) per share for the years ended December 31, 2018, 2017 and 2016, because they were antidilutive. The unvested restricted shares were also excluded from the diluted earnings/(loss) per share for the year ended December 31, 2018, because they were antidilutive.

Basic and diluted earnings per share amount related to the gain on debt extinguishment of $116.4 million recorded on the Refinancing (see Note 10) are $0.78